                                                                    Exhibit 4.14

                                   Amendment
                                   ---------
                                      to
                           Securityholders Agreement
                           -------------------------


     This Amendment is made as of this 19th day of September, 2000 by and among Aurora Foods Inc. (the "Company"), Fenway Partners Capital Fund, L.P., Fenway Partners Capital Fund II, L.P., FPIP LLC, FPIP Trust, LLC (collectively "Fenway"), McCown DeLeeuw & Co. III, L.P., McCown DeLeeuw & Co. III (Europe), L.P., McCown DeLeeuw & Co. III (Asia), L.P., Gamma Fund LLC, McCown DeLeeuw & Co. IV, L.P., McCown DeLeeuw & Co. IV Associates, L.P., Delta Fund LLC (collectively, "MDC"), UBS Capital LLC ("UBS") and Gloriande (Luxemberg) S.A.R.L., an affiliate of Tiger Oats Limited ("Tiger")

     The parties agree as follows:

     1. Securityholders Agreement; Definitions. This Amendment amends the Securityholders Agreement dated as of April 8, 1998 among the parties named therein, as amended on June 30, 1999 and February 18, 2000 (as in effect prior to giving effect to this Amendment, the "Securityholders Agreement"). Terms defined in the Securityholders Agreement as amended hereby (the "Amended Securityholders Agreement") and not otherwise defined herein are used with the meanings so defined.


     2. Amendments to Securityholders Agreement. The Securityholders Agreement is hereby amended as follows:


          2.1. Amendment of Section 6.3.1(a). Section 6.3.1(a) of the Securityholders Agreement is hereby amended to read in its entirety as follows:

               (a) first, shares, other than Registrable Securities, requested to be included in such registration by shareholders shall be excluded, provided, however, that, in the event of a demand registration requested by holders of Consent Shares pursuant to registration rights granted by the Company to the holders of the Consent Shares:

                      (i) first, all shares other than Consent Shares and Registrable Securities shall be excluded;

                      (ii) second, Registrable Securities shall be excluded in the manner provided in subsection (b) below;

                      (iii) third, if, despite the exclusion of all Registrable
                            Securities and all shares other than Consent Shares, a limitation on the number of shares is still required, Consent Shares shall be excluded in accordance with the provisions of the registration rights granted by the
                            Company to the holders of the Consent Shares;

          2.2. Amendment of Section 11.2. Section 11.2 of the Securityholders Agreement is hereby amended by changing the following definitions to read in their entirety as follows:

               "Consent Shares" shall mean all shares issued pursuant to the Consent Solicitation Statement of the Company dated as of August 31, 2000, as may be amended from time to time.

               "Fenway" shall mean Fenway Capital Partners Fund, L.P., a Delaware limited partnership and any of its Affiliates (including FPIP LLC and FPIP Trust LLC), which hold directly or indirectly interests in MBW LLC or VDK LLC or securities received in respect thereof, and Fenway Capital Partners Fund II, L.P., a Delaware limited partnership.

               "MDC" shall mean collectively, McCown DeLeeuw & Co. III, L.P., a California limited partnership, McCown DeLeeuw & Co. III (Europe), L.P., a Bermuda limited partnership, McCown DeLeeuw & Co. III (Asia), L.P., a Bermuda limited partnership, Gamma Fund LLC, a California limited liability company, McCown DeLeeuw &
               Co. IV, L.P., a California limited partnership, Delta Fund LLC, a California limited liability company, and McCown DeLeeuw & Co. IV Associates, L.P., a Bermuda limited partnership.

               "Registrable Securities" shall mean (i) all shares of Common Stock or other securities of the Public Company held by any party hereto as a result of such party's interest in New LLC, MBW LLC or VDK LLC other than Management Securities, (ii) Management Securities, (iii) all shares of Common Stock issuable upon conversion of the Series A Preferred Stock of the Company issued pursuant to the Securities Purchase Agreement dated as of September 8, 2000 by and among the Company and the Purchasers listed on Schedule A thereto (the "Purchasers"), and all shares of Common Stock issuable to the Purchasers upon conversion of the Series A Preferred Stock of the Company issued as dividends to the Purchasers, and (iv) all shares of Common Stock or other securities directly or indirectly issued or issuable with respect to the securities referred to in clauses (i), (ii) and (iii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, incorporation of a limited liability company or other reorganization, other than securities transferred pursuant to Sections 3.2 or 3.3 hereof. As to any particular Registrable Securities, such shares shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement,
               (b) such securities shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) for purposes of Sections 6.1 and 6.2, with respect to any Registrable Securities that any holder and its Affiliates shall otherwise be entitled to include in a registration statement pursuant to Sections 6.1 or 6.2, when such securities may be distributed without volume limitation or other restrictions on transfer under Rule 144 (including without application of paragraphs (c), (e) (f) and (h) of Rule 144), provided that this clause (c) shall have no applicability if such securities represent more than 2% of the outstanding Common Stock of the Public Company, or (d) such securities shall have ceased to be outstanding.

     3. General. The Amended Securityholders Agreement is hereby confirmed as being in full force and effect. This Amendment and the Amended Securityholders Agreement constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. This Amendment may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns. This Amendment shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of the State of Delaware.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                              AURORA FOODS INC.


                              By: /s/ Christopher T. Sortwell
                                  ------------------------------
                                  Name: Christopher T. Sortwell
                                  Title: Chief Financial Officer, Secretary
                                         and Executive Vice President


                              FENWAY CAPITAL PARTNERS FUND, L.P.

                              By: Fenway Partners, L.P., its General Partner

                                   By:  Fenway Partners Management, Inc. its
                                        General Partner
                              By:
                                  ------------------------------
                                  Name:
                                  Title:


                              FPIP LLC

                              By: Fenway Partners, Inc., its Manager


                              By:
                                  ------------------------------
                                  Name:
                                  Title:


                              FPIP TRUST, LLC

                              By: Fenway Partners, Inc., its Manager

                              By:
                                  ------------------------------
                                  Name
                                  Title:

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                              AURORA FOODS INC.


                              By:
                                  ------------------------------
                                  Name:
                                  Title:


                              FENWAY CAPITAL PARTNERS FUND, L.P.


                              By: Fenway Partners, L.P., its General Partner

                                   By:  Fenway Partners Management, Inc. its
                                        General Partner


                              By: /s/ Richard C. Dresdale
                                  ------------------------------
                                  Name: Richard C. Dresdale
                                  Title: President


                              FPIP LLC

                              By: Fenway Partners, Inc., its Manager


                              By: /s/ Richard C. Dresdale
                                  ------------------------------
                                  Name: Richard C. Dresdale
                                  Title: President


                              FPIP TRUST, LLC

                              By: Fenway Partners, Inc., its Manager


                              By: /s/ Richard C. Dresdale
                                  ------------------------------
                                  Name Richard C. Dresdale
                                  Title: President

                              FENWAY CAPITAL PARTNERS FUND II, L.P.

                              By: Fenway Partners II, L.L.C.,
                                  its General Partner



                              By: /s/ Richard C. Dresdale
                                  -------------------------------
                                  Name: Richard C. Dresdale
                                  Title: President


                              McCOWN DeLEEUW & CO. III, L.P.

                              By: MDC Management Company III, L.P.,
                                  its General Partner



                              By:
                                  -------------------------------
                                  Name:
                                  Title:


                              McCOWN DeLEEUW & CO. III (Europe), L.P.

                              By: MDC Management Company III, L.P.,
                                  its General Partner


                              By:
                                  -------------------------------
                                  Name:
                                  Title:


                              McCOWN DeLEEUW & CO. III (Asia), L.P.

                              By: MDC Management Company IIIA, L.P.,
                                  its General Partner


                              By:
                                  -------------------------------
                                  Name:
                                  Title:


                              GAMMA FUND LLC

                              FENWAY CAPITAL PARTNERS FUND II, L.P.

                              By: Fenway Partners II, L.L.C.,
                                  its General Partner


                              By:
                                  -------------------------------
                                  Name:
                                  Title:



                              McCOWN DeLEEUW & CO. III, L.P.

                              By: MDC Management Company III, L.P.,
                                  its General Partner


                              By: /s/ David DeLeeuw
                                  -------------------------------
                                  Name:  David DeLeeuw
                                  Title: Managing Director



                              McCOWN DeLEEUW & CO. III (Europe), L.P.

                              By: MDC Management Company III, L.P.,
                                  its General Partner


                              By: /s/ David DeLeeuw
                                  -------------------------------
                                  Name:  David DeLeeuw
                                  Title: Managing Director



                              McCOWN DeLEEUW & CO. III (Asia), L.P.

                              By: MDC Management Company IIIA, L.P.,
                                  its General Partner


                              By: /s/ David DeLeeuw
                                  -------------------------------
                                  Name:  David DeLeeuw
                                  Title: Managing Director


                              GAMMA FUND LLC

                              By:  /s/ David DeLeeuw
                                   ------------------------
                                   Name:  David DeLeeuw
                                   Title: Managing Member


                              McCOWN DeLEEUW & CO. IV, L.P.

                              By:  MDC Management Company IV, L.P.
                                   its General Partner

                              By:  /s/ David DeLeeuw
                                   ------------------------
                                   Name:  David DeLeeuw
                                   Title: Managing Director


                              DELTA FUND LLC

                              By:  /s/ David DeLeeuw
                                   ------------------------
                                   Name:  David DeLeeuw
                                   Title: Managing Member


                              McCOWN DeLEEUW & CO. IV
                              ASSOCIATES, L.P.

                              By:  /s/ David DeLeeuw
                                   ------------------------
                                   Name:  David DeLeeuw
                                   Title: Managing Director


                              UBS CAPITAL LLC

                              By:  ___________________________
                                   Name:
                                   Title:

                              By:  ___________________________
                                   Name:
                                   Title:

                              By:  _________________________
                                   Name:
                                   Title:


                              McCOWN DeLEEUW & CO. IV, L.P.

                              By:  MDC Management Company IV, L.P.
                                   its General Partner


                              By:
                                   ------------------------
                                   Name:
                                   Title:


                              DELTA FUND LLC

                              By:
                                   ------------------------
                                   Name:
                                   Title:

                              McCOWN DeLEEUW & CO. IV ASSOCIATES, L.P.

                              By:
                                   ------------------------
                                   Name:
                                   Title:


                              UBS CAPITAL LLC

                              By:  /s/ Marc Unzi
                                   ------------------------
                                   Name:  Marc Unzi
                                   Title: Attorney-in-fact

                              By:  /s/ Michael Greene
                                   ------------------------
                                   Name:  Michael Greene
                                   Title: Attorney-in-fact

                              GLORIANDE (LUXEMBOURG) S.A.R.L.

                              By:  Dan W.M. Esdele
                                   ------------------------
                                   Name:  I.W.M.
                                   Title: Director

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